UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive	Norwell	MA	02061-9149
(Address of Principal Executive Offices)			(Zip Code)

 Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pro vided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLH	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.
Issuance of 6.250% Senior Notes due 2034
On October 1, 2026, Clean Harbors, Inc. (the “Company”), issued $600.0 million aggregate principal amount of 6.250% senior notes due 2034 (the “Notes”).
The Company utilized $470 million of the net proceeds from the offering of Notes to finance the purchase price of the Company’s previously announced acquisition of EnviroServe, a national provider of environmental and waste management services (the “EnviroServe Acquisition”), and the intends to use the remainder of the net proceeds to repay the borrowings under its revolving credit facility that were incurred to partially finance the purchase price of the Company’s previously announced acquisition of ES&H (the “ES&H Acquisition”). The ES&H Acquisition closed on September 18, 2026 and the EnviroServe Acquisition closed on October 2, 2026.
The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Notes were offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States to non-U.S. persons in accordance with Regulation S under the Securities Act.
Indenture
The Notes were issued under an Indenture, dated October 1, 2026 (the “Indenture”), among the Company, substantially all of the Company’s domestic subsidiaries, as guarantors, and U.S. Bank Trust Company, National Association, as trustee.
The Indenture provides, among other things, that the Notes will be senior unsecured obligations of the Company. Interest on the Notes is payable semi-annually, in arrears, on March 31 and September 30 of each year, commencing on March 31, 2027, at a rate of 6.250% per annum, until their maturity date of September 30, 2034. The Indenture contains covenants that restrict the Company’s ability and the ability of its restricted subsidiaries to, among other things:
•incur additional indebtedness or issue certain preferred stock;
•pay dividends, redeem stock or make other distributions;
•make other restricted payments or investments;
•create liens on assets;
•transfer or sell assets;
•create restrictions on payment of dividends or other amounts to the Company from its restricted subsidiaries;
•engage in mergers, consolidations or amalgamations;
•engage in certain transactions with affiliates; and
•designate the Company’s subsidiaries as unrestricted subsidiaries.
These covenants are subject to a number of important limitations, qualifications and exceptions. In addition, certain of these covenants, including the limitation on indebtedness, will cease to apply to the

Notes for so long as the Notes have investment grade ratings from any two of the prescribed rating agencies.
If a change of control triggering event (as defined in the Indenture) occurs, the Company may be required to offer the holders of the Notes an opportunity to sell all or part of their Notes at a purchase price of 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase. In addition, if the Company sells assets under certain circumstances, the Company may be required to make an offer to purchase a portion of the Notes.
At any time prior to September 30, 2029, the Company may on one or more occasions redeem the Notes, in whole or in part, at a price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium, as set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. On or after September 30, 2029, the Company may on one or more occasions redeem the Notes, in whole or in part, at the applicable redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, at any time prior to September 30, 2029, the Company may on one or more occasions redeem up to 40% of the aggregate principal amount of the Notes with an amount equal to or less than the net cash proceeds received by the Company from certain equity offerings at a redemption price equal to 106.250% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.
The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods) nonpayment of principal or interest; breach of other agreements in the Indenture; defaults in failure to pay certain other indebtedness; certain events of bankruptcy or insolvency; the failure to pay final judgments in excess of certain amounts of money against the Company and its significant subsidiaries; and the failure of certain guarantees to be enforceable (other than in accordance with the terms of the Indenture).
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the Indenture and the Form of Note, which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Indenture” is incorporated herein by reference.
Item 8.01. Other Events
On October 5, 2026, the Company issued a press release announcing the completion of the EnviroServe Acquisition and the ES&H Acquisition.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
4.1	Indenture, dated October 1, 2026, among Clean Harbors, Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee
4.2	Form of Note (included in Exhibit 4.1)
99.1	Press release of the Company announcing the completion of the EnviroServe and ES&H acquisitions, dated October 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

October 5, 2026	/s/ Eric J. Dugas
Executive Vice President and Chief Financial Officer

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